UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 10, 2016
(Date of earliest event reported)

FORESTAR GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	Commission File Number	26-1336998
(State or other jurisdiction of incorporation or organization)	001-33662	(I.R.S. Employer Identification No.)

6300 Bee Cave Road, Building Two, Suite 500
Austin, Texas 78746
(Address of principal executive offices) (zip code)

(512) 433-5200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 10, 2016, Forestar Group Inc. (the “Company”) issued a press release announcing the Company’s results for the quarter ended March 31, 2016. A copy of the press release is furnished as Exhibit 99.1.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 10, 2016, the Company announced that William G. Currie and David L. Weinstein will retire from the Board of Directors effective September 1, 2016. In furtherance of the Company's initiative to reduce costs, the size of the Board will be reduced from nine to seven members upon the retirements of Messrs. Currie and Weinstein. A copy of the press release regarding these events is attached as Exhibit 99.1.

 Item 7.01. Regulation FD Disclosure

On May 11, 2016, management of the Company will participate in a conference call discussing the Company’s results for the quarter ended March 31, 2016. Copies of the presentation materials to be used by management are furnished as Exhibit 99.2 of this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press release, dated May 10, 2016

99.2	Presentation materials to be used by management in a conference call on May 11, 2016, discussing the Company’s results for the quarter ended March 31, 2016.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESTAR GROUP INC.

Date:	May 10, 2016	By:	/s/ Charles D. Jehl
			Name:	Charles D. Jehl
			Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release, dated May 10, 2016

99.2	Presentation materials to be used by management in a conference call on May 11, 2016, discussing the Company’s results for the quarter ended March 31, 2016.

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